Third Amendment to Lease

      This Third Amendment to Lease (this "Amendment"), is made as of the 15th day of December, 1997, by and between ONE TWENTY FIVE HIGH STREET LIMITED PARTNERSHIP, a Massachusetts limited partnership, with an address c/o The Travelers Insurance Company-Real Estate Investments, One Tower Square-9PB, Hartford, Connecticut 06183-2030, Attn: Asset Manager-RE JVN-NO. 00070 (the "Landlord") and KEYPORT LIFE INSURANCE COMPANY, a Rhode Island Corporation, having a business address of 125 High Street, Oliver Street Tower, Boston, Massachusetts 02110 (the "Tenant").

                                   WITNESSETH:

      Reference is hereby made to the following facts:

      A. Landlord and Tenant entered into that certain lease (as heretofore amended, and modified and amended hereby, the "Lease"), dated May 21, 1991, as amended by that certain First Amendment to Lease, dated August 28, 1992, and that certain Second Amendment to Lease, dated as of September 21, 1994, for certain premises (the "Existing Premises") located on the 11th, 12th, 13th and 14th floors of the building commonly known as the Oliver Street Tower in the project known as 125 High Street in Boston, Massachusetts (as more particularly described in the Lease, the "Project"), all as more particularly described in the Lease. All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Lease.

      B. Landlord and Tenant have agreed to extend the term of the Lease, to add an additional 39,905 square feet of Gross Rentable Area located in the building in the Project commonly known as 131 Oliver Street ("131 Oliver Street") to the premises demised under the Lease, to remove the portion of the premises located on the 11th floor of the Oliver Street Tower (containing 24,256 square feet of Gross Rentable Area) from the premises, and to modify and amend the Lease, all in the manner hereinafter set forth.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties hereby agree that the Lease is hereby further amended as follows:

      1. Extension of Term. The term of the Lease is hereby extended for an additional seventy-five (75) month period, commencing on January 1, 2002 and continuing through March 31, 2008 (the "Extension Period"), unless sooner terminated, all in accordance with and subject to the terms and conditions set forth in the Lease. Without limitation, all references in the Lease to the "Lease Term" shall be deemed to include the Extension Period in all respects.

      2. Renewal Term: Expiration of Early Termination Right. Sections 23.1.1,
23.1.2 and 23.2 of the Lease are hereby deleted in their entirety, and none of the provisions contained in said Sections shall be of any further force or effect. Section 23.1.1 of the Lease is restated in its entirety with the following:

      "Tenant shall have the option (the "Renewal Option") to extend the Lease Term for an additional 5-year period (the "Renewal Term"), which Renewal Term shall commence on April 1, 2008 and end on March 31, 2013, provided that this Lease is in full force and effect on the date Tenant gives Landlord notice (the "Renewal Notice") of Tenant's election to exercise the Renewal Option. The Renewal Option shall be exercisable by Tenant delivering the Renewal Notice to Landlord not later than April 1, 2007. If Tenant exercises the Renewal Option in accordance with the terms of this
      Section 23.1.1, the Renewal Term shall become part of the Lease Term and be upon the same terms, covenants and conditions as those contained in this Lease, except that (i) the Base Rent for the Renewal Term shall be determined in accordance with Section 23.1.3; (ii) there shall be no Base Rent Concession or Supplemental Base Rent Concession; and (iii) Article III and this Section 23.1.1 shall not apply to the Renewal Term."

      The first sentence of Section 23.1.3 of the Lease is hereby deleted in its entirety and replaced with the following:

      "Landlord and Tenant shall attempt to mutually agree upon the Fair Market Rent (as hereinafter defined) for the Renewal Term during the 90-day period commencing on April 1, 2007."

      Except as provided in this Paragraph 2, Tenant acknowledges that it has no further rights or options to extend the Lease Term, and that the early termination right afforded to Tenant pursuant to Section 23.2 of the Lease has expired and is of no further force or effect. Without limiting the foregoing,
(i) all references in the Lease to the "First Renewal Term" shall mean the "Renewal Term" and all references in the Lease to the "Second Renewal Term" are hereby deleted, and (11) except as provided in this Paragraph 2, Tenant shall have no further rights or options of any kind, pursuant to Sections 23.1 and
23.2 of the Lease.

      3. Surrender and Yield Up of Premises on Eleventh Floor of Oliver Street Tower. The "l1th Floor Surrender Date" shall mean the date which is the earlier to occur of (i) forty-five (45) days after Substantial Completion (hereinafter defined) of the TI Work (hereinafter defined) required to prepare the Third Amendment Additional Premises (hereinafter defined) for occupancy or (ii) June 3O, 1998. As used herein, "Substantial Completion" shall mean completion of the TI Work to the point where the Third Amendment Additional Premises are ready for occupancy without material interference to Tenant's use thereof, and an occupancy certificate may be issued with respect to the Third Amendment Additional Premises. Notwithstanding any provision in the Lease to the contrary, by not later than the 11th Floor Surrender Date, the Tenant shall yield up and surrender the portion of the Premises located on the eleventh (11th) floor of the Oliver Street Tower, containing 24,256 square feet of Gross Rentable Area (the "11th Floor Premises"). The Tenant shall surrender and deliver the 11th Floor Premises to Landlord in broom-clean condition and otherwise in the condition in which the Premises are required to be surrendered pursuant to the Lease at the expiration of the term thereof. Without limitation, Tenant shall remove from the 11th Floor Premises all of its personal property, trade fixtures (excluding permanent leasehold improvements), inventory and equipment located therein and shall repair any and all damage caused by such removal. All property of any kind, nature or description contained in the 11th Floor Premises on or after the 11th Floor Surrender Date shall be and become the property of the Landlord, without payment from Landlord and without the necessity to account therefor in any manner whatsoever to Tenant.

      Effective as of the 11th Floor Surrender Date, the 11th Floor Premises shall be removed from the Premises, and the rights of the Tenant with respect thereto shall terminate and expire with the same force and effect as if such date had originally been specified in the Lease as the expiration date of the term for and with respect to the 11th Floor Premises. Through the period ending on the 11th Floor Surrender Date, the Tenant shall comply with all of the terms and provisions of the Lease relating thereto, and shall fully perform all of its obligations thereunder, including, without limitation, the payment of Base Rent, Escalation Rent, and all other Additional Rent due under the Lease on account thereof. Effective as of the 11th Floor Surrender Date, Landlord shall be released from any and all obligations to Tenant thereafter accruing under the Lease relating to the 11th Floor Premises.

      Provided that Tenant performs all of its obligations under the Lease and this Amendment, including, without limitation, the obligation to surrender the 11th Floor Premises on the 11th Floor Surrender Date in the condition required by the Lease and this Amendment, Tenant shall be released from all liabilities and obligations under the Lease relating to the 11th Floor Premises which first accrue after the 11th Floor Surrender Date. The portions of the Existing Premises located on the twelfth (12th), thirteenth (13th) and fourteenth (14th) floors of the Oliver Street Tower are sometimes referred to herein collectively as the "Oliver Street Tower Premises." Nothing contained herein shall constitute, a waiver, limitation or modification of any of the liabilities and obligations of the Tenant or Landlord relating to the 11th Floor Premises which accrue prior to the 11th Floor Surrender Date, or a waiver or limitation of any of the liabilities and obligations of the Tenant or Landlord relating to the Oliver Street Tower Premises.

      4. Rent for the Oliver Street Tower Premises for the Extension Period. For and with respect to the Oliver Street Tower Premises, during the Extension Period the Tenant shall pay Base Rent, Escalation Rent and all other Additional Rent payable pursuant to the Lease, all in accordance with the terms and provisions of the Lease.

      The Base Rent payable with respect to the Oliver Street Tower Premises for the Extension Period shall be as follows: (a) for and with respect to the period commencing on January 1, 2002 and terminating on June 30, 2004, at the per annum rate of Forty Dollars ($40.00) per square foot of Gross Rentable Area of the Oliver Street Tower Premises; (b) for and with respect to the period commencing on July 1, 2004 and terminating on December 31, 2005, at the per annum rate of Forty-One Dollars ($41.00) per square foot of Gross Rentable Area of the Oliver Street Tower Premises; and (c) for and with respect to the period commencing on January 1, 2006 and terminating on March 31, 2008, at the per annum rate of Forty-Two and 50/100 Dollars ($42.50) per square foot of Gross Rentable Area of the Oliver Street Tower Premises.

      For purposes of determining the Escalation Rent payable with respect to the Oliver Street Tower Premises during the Extension Period, (i) the Operating Expense Base for the Oliver Street Tower Premises shall be the actual unextrapolated amount of Operating Expenses attributable to the Oliver Street Tower incurred with respect to calendar year 1998, and (ii) the Tax Base shall be the actual unextrapolated real estate taxes (excluding all other components of the definition of Taxes) attributable to the Oliver Street Tower for the 1998 tax fiscal year, which commenced on July 1, 1997 and ends on June 30, 1998.

      5. Demise of Third Amendment Additional Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, from and after December 12, 1997 (the "Delivery Date"), additional premises consisting of 39,905 square feet of Gross Rentable Area within 131 Oliver Street ("the Third Amendment Additional Premises"), which Third Amendment Additional Premises are depicted on the plans attached hereto as Exhibit B-1 and incorporated herein by this reference, for a term commencing on the Delivery Date and terminating on the expiration or earlier termination of the Lease Term. The demise and use of the Third Amendment Additional Premises shall be upon and subject to all of the other terms and conditions of the Lease, except as expressly set forth in this Amendment. Without limitation, in accordance with the provisions of this Amendment, Tenant shall not be obligated to commence paying Base Rent for the Third Amendment Additional Premises prior to the Rent Commencement Date (hereunder defined).

      From and after the Delivery Date, the Third Amendment Additional Premises shall be considered to be part of the Premises in all respects. From and after the Delivery Date, all references contained in the Lease to the "Premises" shall be deemed to refer to the Existing Premises and the Third Amendment Additional Premises, collectively. From and after the 11th Floor Surrender Date, all references contained in the Lease to the "Premises" shall be deemed to refer to the Oliver Street Tower Premises and the Third Amendment Additional Premises, collectively. From and after the Delivery Date, all references in the Lease to the "Building" shall be deemed to refer to the Oliver Street Tower and 131 Oliver Street, collectively and individually, as the context requires.

      6. Rent for Third Amendment Additional Premises. For and with respect to the Third Amendment Additional Premises, the Tenant shall commence paying Base Rent, Escalation Rent and all other Additional Rent payable pursuant to the Lease on the earlier to occur of (i) the date Tenant first occupies the Third Amendment Additional Premises, or (ii) April 1, 1998 (the "Rent Commencement Date"). All such amounts shall be payable in accordance with the terms and provisions of the Lease.

     The Base Rent payable with respect to the Third Amendment Additional Premises shall be as follows: (a) for and with respect to the period commencing on the Rent Commencement Date and terminating on January 31, 2001, at the per annum rate of Twenty Five Dollars

($25.00) per square foot of Gross Rentable Area of the Third Amendment Additional Premises; (b) for and with respect to the period commencing on February 1, 2001 and terminating on January 31, 2005, at the per annum rate of Twenty Seven Dollars ($27.00) per square foot of Gross Rentable Area of the Third Amendment Additional Premises; and (c) for and with respect to the period commencing on February 1, 2005 and terminating on March 1, 2008, at the per annum rate of Twenty Nine Dollars ($29.00) per square foot of Gross Rentable Area of the Third Amendment Additional Premises.

      For purposes of determining the Escalation Rent payable with respect to the Third Amendment Additional Premises, (i) the Operating Expense Base for the Third Amendment Additional Premises shall be the Operating Expenses attributable to 131 Oliver Street with respect to the twelve (12) month period immediately following the date on which Tenant first occupies the Third Amendment Additional Premises (or any part thereof), and (ii) the Tax Base shall be ninety seven percent (97%) of the actual unextrapolated real estate taxes (excluding all other components of the definition of Taxes) attributable to 131 Oliver Street for the 1999 tax fiscal year, which commences on July 1, 1998 and ends on June 30, 1999.

     Notwithstanding any provision to the contrary contained in the Lease or in this Amendment, the provisions of Section 2.4.10 of the Lease shall have no applicability and be of no force or effect with respect to the Third Amendment Additional Premises, or the payment of Rent on account thereof, and none of the Rent Concessions shall apply to the payment of Base Rent, Escalation Rent and other Additional Rent payable with respect to the Third Amendment Additional Premises. Tenant shall make all payments of Base Rent and Escalation Rent with respect to the Third Amendment Additional Premises on the due date thereof, without giving effect to the provisions of Section 2.4.10 of the Lease.

      7. As-Is Condition. Notwithstanding anything contained in the Lease to the contrary, the Landlord shall deliver and Tenant shall take the Third Amendment Additional Premises "-as-is", "where is", and in all respects in the condition in which the Third Amendment Additional Premises are in as of the Delivery Date, without any obligation on the part of Landlord to prepare or construct the Third Amendment Additional Premises for Tenant's occupancy, or to construct any additional improvements therein or in 131 Oliver Street or in the Oliver Street Tower, and without any representation or warranty (express or implied) on the part of Landlord as to the condition of the Third Amendment Additional Premises.

      8. Construction of Tenant Improvements. Tenant shall, subject to and in accordance with the provisions of the Lease (including, without limitation, Article VII thereof) perform all leasehold improvement work required to prepare the Third Amendment Additional Premises for occupancy (collectively, the "TI Work"), in accordance with the terms and provisions of the Work Letter Agreement attached hereto as Exhibit A (the "Work Letter Agreement") and by this reference made a part hereof and incorporated herein. Notwithstanding the foregoing, the provisions of Article III of the Lease shall have no applicability and be of no force and effect with respect to the Third Amendment Additional Premises. Except for the Tenant Allowance (as defined in the Work Letter Agreement), the Tenant shall be responsible for all costs and expenses of preparing the Third Amendment

Additional Premises for its occupancy. In the event of any conflict between the provisions of this Amendment and the provisions of the Work Letter Agreement, the provisions of the Work Letter Agreement shall govern and control.

      9. Reference Information. Effective as of the Delivery Date, Section 1.1 of the Lease is hereby amended by deleting subsections 1.1.2, 1.1.3, 1.1.8., 1.1.9, 1.1.10, 1.1.11, 1.1.12, 1.1.13, 1.1.14 and 1.1.15, and replacing said definitions with the following:

      1.1.2. LANDLORD'S ORIGINAL
             ADDRESS:               c/o Tishman Speyer Properties
                                    Office of the Building
                                    125 High Street
                                    Boston, Massachusetts 021 10
                                    Attn: Property Management
      1.1.3  LANDLORD'S
             CONSTRUCTION
             REPRESENTATIVE:        John Karnath

      1.1.8  PROJECT:               The three (3) buildings bearing the
                                    following addresses: 125 High Street-Oliver
                                    Street Tower, 125 High Street-Oliver Street
                                    Tower, and 131 Oliver Street, including, without limitation, the atrium ("Atrium") joining one or more of such buildings, together with all appurtenant site improvements situated upon the Site. A City of Boston fire station and ambulance facility are located physically within the Project and a garage for tenant and visitor vehicles is located below-grade within the Project (the "Garage"). The land upon which the Project has been constructed, as more particularly described in Exhibit A attached hereto and incorporated herein by this reference, is sometimes referred to herein as the "Site." The Site, the Project, and all other improvements now or hereafter constructed on the Site are sometimes referred to herein as the "Property."

      1.1.9  PREMISES:              (i) the "Oliver Street Tower Premises"
                                    consisting of the following: 23,614 square feet of Gross Rentable Area located on the 12th Floor of the Oliver Street Tower;
                                    24,604 square feet of Gross Rentable Area located on the 13th Floor of the Oliver
                                    Street Tower; 3,808 square feet of Gross
                                    Rentable Area located on the 14th Floor of the Oliver Street Tower, all as depicted on the floor plans attached hereto as Exhibit B and incorporated herein by this reference; (ii) the "Third Amendment Additional Premises" consisting of 39,905 square feet of Gross
                                    Rentable Area located in 131 Oliver Street;
                                    and (iii) the "11th Floor Premises"
                                    consisting of 24,256 square feet of Gross
                                    Rentable Area located on the 11th floor of the Oliver Street Tower, as depicted on the floor plan attached hereto as Exhibit B-1.
                                    The Oliver Street Tower Premises and the
                                    11th Floor Premises are sometimes referred to herein collectively as the "Existing
                                    Premises." From and after the 11th Floor
                                    Surrender Date, all references in the Lease to the "Premises" shall be deemed to refer to the Oliver Street Tower Premises and the Third Amendment Additional Premises, collectively.

      1.1.11 ANNUAL BASE RENT:      (i) $27.00 per square foot of Gross
                                    Rentable Area of the Existing Premises for each of Lease Years 1-5; $33.00 per square foot of Gross Rentable Area of the Existing
                                    Premises for each of Lease Years 6-10;
                                    $40.00 per square foot of Gross Rentable
                                    Area of the Oliver Street Tower Premises for the period commencing on January 1, 2002 and terminating on June 30, 2004; $41.00 per square foot of Gross Rentable Area of the Oliver Street Tower Premises for the period commencing on July 1, 2004 and terminating on December 31, 2005; and $42.50 per square foot of Gross Rentable Area of the Oliver
                                    Street Tower Premises for the period
                                    commencing on January 1, 2006 and
                                    terminating on March 31, 2008; (ii) $25.00 per square foot of Gross Rentable Area of the Third Amendment Additional Premises for the period commencing on the Rent
                                    Commencement Date (as defined in this
                                    Amendment) and terminating on January 31, 2001; $27.00 per square foot of Gross
                                    Rentable Area of the Third Amendment
                                    Additional Premises for the period
                                    commencing on February 1, 2001 and
                                    terminating on January 31, 2005; and $29.00 per square foot of Gross Rentable Area of the Third Amendment Additional Premises for the period commencing on February 1, 2005 and terminating on March
                                    31, 2008.

      1.1.12 GROSS RENTABLE AREA
             OF THE PREMISES:       116,187 square feet of Gross Rentable Area;
                                    after the surrender of the 11th Floor
                                    Premises and the removal thereof from the Premises in accordance with the provisions of this Amendment, the Premises shall consist of 91,931 square feet of Gross
                                    Rentable Area.

      1.1.13 GROSS RENTABLE
             AREA OF BUILDING:      (1) Oliver Street Tower-508,157 square feet
                                    of Gross Rentable Area; (ii) 131 Oliver
                                    Street- 41,679 square feet of Gross Rentable
                                    Area.

      1.1.14 TAX BASE:              (i) For and with respect to the Existing
                                    Premises for each of Lease Years 1-10, an amount equal to the greater of (a) the product of $5.50 times the number of square feet of Gross Rentable Area of the Oliver
                                    Street Tower, or (b) the actual
                                    unextrapolated amount of real estate taxes attributable to the Oliver Street Tower for the 1993 Fiscal Tax Year, which commenced
                                    July 1, 1992 and ended on June 30, 1993, excluding all other components of the definition of Taxes (as hereinafter defined); (ii) for and with respect to the Oliver Street Tower Premises for the
                                    Extension Period, the actual unextrapolated real estate taxes (excluding all other components of the definition of Taxes) attributable to the Oliver Street Tower for the 1998 Tax Fiscal Year, which commences on July 1, 1997 and ends on June 30, 1998;
                                    (iii) for and with respect to the Third
                                    Amendment Additional Premises, 97% of the actual unextrapolated real estate taxes
                                    (excluding all other components of the
                                    definition of Taxes) attributable to 131
                                    Oliver Street for the 1999 Tax Fiscal Year, which commences on July 1, 1998 and ends on July 30, 1999.

      1.1.15 OPERATING EXPENSE
             BASE: (i) For and with respect to the Existing Premises for each of Lease Years 1-10, an amount equal to the greater of (a) the product of $5.50 times the number of square feet of Gross Rentable Area of the Oliver Street Tower, or (b) the actual unextrapolated amount of Operating Expenses (as hereinafter defined) attributable to the Oliver Street Tower incurred with respect to calendar year 1992;
                                    (ii) for and with respect to the Oliver
                                    Street Tower Premises for the Extension
                                    Period, the actual unextrapolated amount of Operating Expenses attributable to the Oliver Street Tower incurred with respect to calendar year 1998; (iii) for and with respect to the Third Amendment Additional Premises, the actual unextrapolated Operating Expenses attributable to 131 Oliver Street incurred with respect to the twelve (12) month period immediately following the date on which Tenant first occupies the Third Amendment Additional Premises (or any part thereof).

      10. Floor Plans. Exhibit B attached to the Lease is hereby amended by adding thereto the floor plan(s) set forth in Exhibit "B-1" attached to this Amendment and incorporated herein by this reference.

      11. Brokerage. Tenant warrants and represents to Landlord, and Landlord warrants and represents to Tenant, that it has dealt with no broker or agent in connection with this Amendment, other than Tishman Speyer Properties and/or Spaulding & Slye. Each of Tenant and Landlord shall indemnify and hold harmless the other from and against any and all loss, cost and expense (including attorneys' fees) involving any claims for a brokerage commission, finder's fee or similar compensation made by any person other than Tishman Speyer Properties and/or Spaulding & Slye, arising out of or in connection with this Amendment. The Landlord shall be responsible for payment of all fees payable to Tishman Speyer Properties and/or Spaulding & Slye arising out of and in connection with this Amendment.

      12. Miscellaneous. Landlord and Tenant represent and warrant to each other that the execution and delivery of this Amendment have been duly authorized by all required partnership and corporation actions, as applicable. Except as expressly and specifically set forth herein, the Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the term of the Lease, as extended hereby. Except as expressly set forth herein, all of the covenants, representations and warranties made by the Tenant contained in the Lease are hereby remade, reaffirmed and ratified as of the date hereof.

      EXECUTED as an instrument under seal as of the date first above-written.

                           ONE TWENTY FIVE HIGH STREET
                           LIMITED PARTNERSHIP

By:   The Prospect Company, d/b/a
                              The Prospect - Massachusetts
                              Company, General Partner


                        By: ---------------------------------
                              Name:  BERNARD O'CONNELL
                                     ------------------------
                              Title: DIRECTOR
                                     ------------------------

                        KEYPORT LIFE INSURANCE COMPANY,
                        a Rhode Island Corporation

                        By:   -------------------------------

                              Name: -------------------------

                              Title: ------------------------

                            Fourth Amendment to Lease

     This Fourth Amendment to Lease (this "Amendment"), is made as of the 1st day of May, 1998, by and between TST 125 HIGH STREET, L.L.C., a Delaware limited liability company, with an address c/o Tishman Speyer Properties, 520 Madison Avenue, New York, NY 10022 (the "Landlord") and KEYPORT LIFE INSURANCE COMPANY, a Rhode Island Corporation, having a business address of 125 High Street, Oliver Street Tower, Boston, Massachusetts 02110 (the "Tenant").

                                   WITNESSETH:

      Reference is hereby made to the following facts:

     A. The predecessor-in-interest to Landlord and Tenant entered into that certain lease (as heretofore amended, and modified and amended hereby, the "Lease"), dated May 21, 1991, as amended by that certain First Amendment to Lease, dated August 28, 1992, that certain Second Amendment to Lease, dated as of September 21, 1994, and that certain Third Amendment to Lease, dated as of December _, 1997, for certain premises (the "Existing Premises") located on the 12th, 13th and 14th floors of the building commonly known as the Oliver Street Tower and in the building commonly known as 131 Oliver Street, both in the project known as 125 High Street in Boston, Massachusetts (as more particularly described in the Lease, the "Project"), all as more particularly described in the Lease. All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     B. Landlord and Tenant have agreed to add an additional 4,520 square feet of Gross Rentable Area located in the Oliver Street Tower to the premises demised under the Lease, and to modify and amend the Lease, all in the manner hereinafter set forth.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties hereby agree that the Lease is hereby further amended as follows:

      1. Demise of Fourth Amendment Additional Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, from and after May 1, 1998 (the "Delivery Date"), additional premises consisting of 4,520 square feet of Gross Rentable Area on the 14th floor of the Oliver Street Tower (the "Fourth Amendment Additional Premises"), which Fourth Amendment Additional Premises are depicted on the plans attached hereto as Exhibit B-2 and incorporated herein by this reference, for a term commencing on the Delivery Date and terminating on the expiration or earlier termination of the Lease Term. The demise and use of the Fourth Amendment Additional Premises shall be upon and subject to all of the other terms and conditions of the Lease, except as expressly set forth in this Amendment.

     From and after the Delivery Date, the Fourth Amendment Additional Premises shall be considered to be part of the Premises in all respects. From and after the Delivery Date, all references contained in the Lease to the "Premises" shall be deemed to refer to the Existing Premises and the Fourth Amendment Additional Premises, collectively.

      2. Rent for Fourth Amendment Additional Premises. For and with respect to the Fourth Amendment Additional Premises, the Tenant shall commence paying Base Rent, Escalation Rent and all other Additional Rent payable pursuant to the Lease on the Delivery Date. All such amounts shall be payable in accordance with the terms and provisions of the Lease,

      The Base Rent payable with respect to the Fourth Amendment Additional Premises shall be as follows: (a) for and with respect to the period commencing on the Delivery Date and terminating on December 31, 2001, at the per annum rate of Fifty Dollars ($50.00) per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises; (b) for and with respect to the period commencing on January 1, 2002 and terminating on June 30, 2004, at the per annum rate of Fifty-Two Dollars ($52.00) per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises; (c) for and with respect to the period commencing on July 1, 2004 and terminating on December 31, 2005, at the per annum rate of Fifty-Four Dollars ($54.00) per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises; and (d) for and with respect to the period commencing on January 1, 2006 and terminating on March 31, 2008 at the per annum rate of Fifty-Seven Dollars ($57.00) per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises.

      For purposes of determining the Escalation Rent payable with respect to the Fourth Amendment Additional Premises, (i) the Operating Expense Base for the Fourth Amendment Additional Premises shall be the Operating Expenses attributable to the Oliver Street Tower with respect to the twelve (12) month period between January 1, 1998 and December 31, 1998, and (ii) the Tax Base shall be the actual unextrapolated real estate taxes (excluding all other components of the definition of Taxes) attributable to the Oliver Street Tower for the 1998 Tax Fiscal Year, which commences on July 1, 1997 and ends on June 30, 1998.

     Notwithstanding any provision to the contrary contained in the Lease or in this Amendment, the provisions of Section 2.4.10 of the Lease shall have no applicability and be of no force or effect with respect to the Fourth Amendment Additional Premises, or the payment of Rent on account thereof, and none of the Rent Concessions shall apply to the payment of Base Rent, Escalation Rent and other Additional Rent payable with respect to the Fourth Amendment Additional Premises. Tenant shall make all payments of Base Rent and Escalation Rent with respect to the Fourth Amendment Additional Premises on the due date thereof, without giving effect to the provisions of Section 2.4.10 of the Lease.

      3. As-Is Condition. Notwithstanding anything contained in the Lease to the contrary, the Landlord shall deliver and Tenant shall take the Fourth Amendment Additional Premises "as-is", "where is", and in all respects in the condition in which the Fourth

Amendment Additional Premises are in as of the Delivery Date, without any obligation on the part of Landlord to prepare or construct the Fourth Amendment Additional Premises for Tenant's occupancy, or to construct any additional improvements therein or in the Oliver Street Tower, and without any representation or warranty (express or implied) on the part of Landlord as to the condition of the Fourth Amendment Additional Premises.

      4. Construction of Tenant Improvements. Tenant shall, subject to and in accordance with the provisions of the Lease (including, without limitation, Article VII thereof) perform all leasehold improvement work required to prepare the Fourth Amendment Additional Premises for occupancy (collectively, the "TI Work"), in accordance with the terms and provisions of the Work Letter Agreement attached hereto as Exhibit A (the "Work Letter Agreement") and by this reference made a part hereof and incorporated herein. Notwithstanding the foregoing, the provisions of Article III of the Lease shall have no applicability and be of no force and effect with respect to the Fourth Amendment Additional Premises. Except for the Tenant Allowance (as defined in the Work Letter Agreement), the Tenant shall be responsible for all costs and expenses of preparing the Fourth Amendment Additional Premises for its occupancy. In the event of any conflict between the provisions of this Amendment and the provisions of the Work Letter Agreement, the provisions of the Work Letter Agreement shall govern and control.

      5. Reference Information. Effective as of the Delivery Date, Section 1.1 of the Lease is hereby amended by deleting subsections 1.1.9, 1.1.10, 1.1.11, 1.1.12, 1.1.14, and 1.1.15, and replacing said definitions with the following:

      1.1.9  PREMISES:              (i) the "Oliver Street Tower Premises"
                                    consisting of the following: 23,614 square feet of Gross Rentable Area located on the 12th Floor of the Oliver Street Tower;
                                    24,604 square feet of Gross Rentable Area located on the 13th Floor of the Oliver
                                    Street Tower; 3,808 square feet of Gross
                                    Rentable Area located on the 14th Floor of the Oliver Street Tower, all as depicted on the floor plans attached hereto as Exhibit B and incorporated herein by this reference;
                                    (ii) the "Third Amendment Additional
                                    Premises" consisting of 39,905 square feet of Gross Rentable Area located in 131 Oliver
                                    Street, as depicted on the floor plan
                                    attached hereto as Exhibit B-1; and (iii) the "Fourth Amendment Additional Premises" consisting of 4,520 square feet of Gross
                                    Rentable Area located on the 14th floor of the Oliver Street Tower, as depicted on the floor plan attached hereto as Exhibit B-2.

      1.1.11 ANNUAL BASE
             RENT: (i) $27.00 per square foot of Gross Rentable Area of the Existing Premises for each of Lease Years 1-5; $33.00 per square foot of Gross Rentable Area of the Existing Premises for each of Lease Years 6-10; $40.00 per square foot of Gross Rentable Area of the Oliver Street Tower Premises for the period commencing on January 1, 2002 and terminating on June 30, 2004; $41.00 per square foot of Gross Rentable Area of the Oliver Street Tower Premises for the period commencing on July 1, 2004 and terminating on December 31, 2005; and $42.50 per square foot of Gross Rentable Area of the Oliver Street Tower Premises for the period commencing on January 1, 2006 and terminating on March 31, 2008; (ii) $25.00 per square foot of Gross Rentable Area of the Third Amendment Additional Premises for the period commencing on the Rent Commencement Date (as defined in the Third Amendment) and terminating on January 31, 2001; $27.00 per square foot of Gross Rentable Area of the Third Amendment Additional Premises for the period commencing on February 1, 2001 and terminating on January 31, 2005; and $29.00 per square foot of Gross Rentable Area of the Third Amendment Additional Premises for the period commencing on February 1, 2005 and terminating on March 31, 2008; and (iii) $50.00 per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises for the period commencing on the Delivery Date (as defined in this Fourth Amendment) and termination on December 1, 2001; $52.00 per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises for the period commencing on January 1, 2002 and terminating on June 30, 2004; $54.00 per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises for the period commencing on July 1, 2004 and terminating on December 31, 2005; and $57.00 per square foot of Gross Rentable Area of the Fourth Amendment Additional Premises for the period commencing on January 1, 2006 and terminating on March 31, 2008.

      1.1.12 GROSS RENTABLE
             AREA OF THE
             PREMISES:              The Premises consist of 96,451 square feet
                                    of Gross Rentable Area.

      1.1.14 TAX BASE:              (i) For and with respect to the Oliver
                                    Street Tower Premises for each of Lease
                                    Years 1-10, an amount equal to the greater of (a) the product of $5.50 times the number of square feet of Gross Rentable Area of the Oliver Street Tower, or (b) the actual unextrapolated amount of real estate taxes attributable to the Oliver
                                    Street Tower for the 1993 Fiscal Tax Year, which commenced July 1, 1992 and ended on June 30, 1993, excluding all other components of the definition of Taxes (as hereinafter defined); (ii) for and with respect to the Oliver Street Tower Premises for the Extension Period. the actual unextrapolated real estate taxes (excluding all other components of the definition of Taxes) attributable to the Oliver Street
                                    Tower for the 1998 Tax Fiscal Year, which commences on July 1, 1997 and ends on June
                                    30, 1998; (iii) for and with respect to the Third Amendment Additional Premises, 97% of the actual unextrapolated real estate taxes
                                    (excluding all other components of the
                                    definition of Taxes) attributable to 131
                                    Oliver Street for the 1999 Tax Fiscal Year, which commences on July 1, 1998 and ends on June 30, 1999; and (iv) for and with respect to the Fourth Amendment Additional Premises, the actual unextrapolated real estate taxes
                                    (excluding all other components of the
                                    definition of Taxes) attributable to the Oliver Street Tower for the 1998 Tax Fiscal
                                    Year, which commences on July 1, 1997 and ends on June 30, 1998.

      1.1.15 OPERATING EXPENSE
             BASE: (i) For and with respect to the Existing Premises for each of Lease Years 1-10, an amount equal to the greater of (a) the product of $5.50 times the number of square feet of Gross Rentable Area of the Oliver Street Tower, or (b) the actual unextrapolated amount of Operating Expenses (as hereinafter defined) attributable to the Oliver Street Tower incurred with respect to calendar year 1992; (ii) for and with respect to the Oliver Street Tower Premises for the Extension Period, the actual unextrapolated amount of Operating Expenses attributable to the Oliver Street Tower incurred with respect to calendar year 1998;
                                    (iii) for and with respect to the Third
                                    Amendment Additional Premises, the actual unextrapolated Operating Expenses attributable to 131 Oliver Street incurred with respect to the twelve (12) month period immediately following the date on which Tenant first occupies the Third Amendment Additional Premises (or any part thereof); and (iv) for and with respect to the Fourth Amendment Additional Premises, the actual unextrapolated amount of Operating Expenses attributable to the Oliver Street Tower incurred with respect to calendar year 1998.

      6. Floor Plans. Exhibit B attached to the Lease is hereby amended by adding thereto the floor plan(s) set forth in Exhibit "B-2" attached to this Amendment and incorporated herein by this reference.

      7. Brokerage. Tenant warrants and represents to Landlord, and Landlord warrants and represents to Tenant, that it has dealt with no broker or agent in connection with this Amendment, other than Tishman Speyer Properties. Each of Tenant and Landlord shall indemnify and hold harmless the other from and against any and all loss, cost and expense (including attorneys' fees) involving any claims for a brokerage commission, finder's fee or similar compensation made by any person other than Tishman Speyer Properties, arising out of or in connection with this Amendment. The Landlord shall be responsible for payment of all fees payable to Tishman Speyer Properties arising out of and in connection with this Amendment.

      8. Miscellaneous. Landlord and Tenant represent and warrant to each other that the execution and delivery of this Amendment have been duly authorized by all required partnership and corporation actions, as applicable. Except as expressly and specifically set forth herein, the Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the term of the Lease, as extended hereby. Except as expressly set forth herein, all of the covenants, representations and warranties made by the Tenant contained in the Lease are hereby remade, reaffirmed and ratified as of the date hereof.

      EXECUTED as an instrument under seal as of the date first above-written.

                        TST 125 HIGH STREET, L.L.C.,
                        a Delaware limited liability company

                        By: _____________________________________

                        Name:

                        Its:


                        KEYPORT LIFE INSURANCE COMPANY,
                           a Rhode Island Corporation

                        By: _____________________________________

                        Name:

                        Its: